                                                                    Exhibit 23.2

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We  hereby  consent  to the  incorporation  by  reference  in  the  Registration
Statements on Form S-8 (File Nos. 333-73456, 333-61313, 333-10059, 333-14687 and
333-26589)  and  Form  S-3  (File  No.  333-31241,   333-86976,  333-104148  and
333-119748)  of The Quigley  Corporation  of our report  dated  March 26,  2004, relating to the consolidated  financial  statements,  which appears in this Form
10-K.

/s/ PricewaterhouseCoopers LLP
------------------------------

Philadelphia, PA
March 23, 2006